UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2026
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PLIANT THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39303	47-4272481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 481-6770
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors
On April 14, 2026, David E.I. Pyott, a Class I director on the Board of Directors (the “Board”) of Pliant Therapeutics, Inc. (the “Company”) and a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board, notified the Chief Executive Officer of the Company, Chairman of the Board, and Chair of the Nominating and Corporate Governance Committee of his retirement from the Board and all committees thereof, effective as of the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Pyott’s decision to retire from the Board was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.
On April 16, 2026, Katharine Knobil, M.D., a Class II director on the Board and the Chair of the Research and Development Committee and a member of the Nominating and Corporate Governance Committee of the Board, notified the Chief Executive Officer of the Company, Chairman of the Board, and Chair of the Nominating and Corporate Governance Committee of her retirement from the Board and all committees thereof, effective as of the Annual Meeting. Dr. Knobil’s decision to retire from the Board was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.
On April 16, 2026, Suzanne Bruhn, Ph.D., a Class III director on the Board and a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, notified the Chief Executive Officer of the Company, Chairman of the Board, and Chair of the Nominating and Corporate Governance Committee of her intention not to stand for reelection at the Annual Meeting and her retirement from the Board and all committees thereof, effective as of the Annual Meeting. Dr. Bruhn’s decision not to stand for reelection and to retire from the Board was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.
The Board thanks each of Mr. Pyott, Dr. Knobil, and Dr. Bruhn for their years of service to the Company and its stockholders.
(e) Repricing of Underwater Stock Options
On April 15, 2026, upon the recommendation of its Compensation Committee, the Board approved an option repricing (the “Repricing”), effective as of April 17, 2026 (the “Effective Date”). The Repricing was undertaken in accordance with, and as permitted by, the Company’s 2015 Equity Incentive Plan, as amended (the “2015 Plan”), 2020 Stock Option and Incentive Plan, as amended (the “2020 Plan”), and 2022 Inducement Plan, as amended (the “2022 Plan”). Pursuant to the Repricing, effective as of the Effective Date, all options granted on or before March 1, 2025 pursuant to the 2015 Plan, the 2020 Plan, or the 2022 Plan that are held by employees as of the Effective Date, including the Company’s executive officers, namely, Bernard Coulie, M.D., Ph.D., the Company’s President and Chief Executive Officer, Keith Cummings, M.D., MBA, the Company’s Chief Financial Officer, Lily Cheung, the Company’s Chief Human Resources Officer, and Minnie Kuo, the Company’s Chief Operating Officer (individually an “Eligible Participant” and together the “Eligible Participants”) were repriced to $1.33 per share, the closing price per share of the Company’s common stock, par value $0.0001 per share, on The Nasdaq Global Select Market on the Effective Date.
In order to exercise the repriced options at the $1.33 per share exercise price, Eligible Participants are required to remain in service with the Company through the Retention Period, as defined herein. The “Retention Period” begins on the Effective Date and ends on the earliest of the following: (i) either the 18-month anniversary following the Effective Date if the Eligible Participant is a member of the Company’s executive leadership team, which consists of Dr. Coulie, Dr. Cummings, Ms. Cheung, Ms. Kuo, Delphine Imbert, Ph.D., the Company’s Chief Technical Officer, and Tim Machajewski, Ph.D., the the Company’s Senior Vice President, Head of Research, or the 12-month anniversary following the Effective Date for all other Eligible Participants; (ii) the consummation of a Corporate Transaction (as defined by the 2015 Plan); (iii) the consummation of a Sale Event (as defined by the 2020 Plan and 2022 Plan); and (iv) the Eligible Participant’s (a) termination by the Company without cause (as defined in the Eligible Participant’s applicable severance plan) or due to a reduction in force, (b) death or termination due to disability, or (c) if the Eligible Participant is a Vice President or above, resignation from service for good reason (as defined in the Eligible Participant’s applicable severance plan).
The repriced options will be subject to the original exercise price that was in effect immediately prior to the Effective Date if the Eligible Participant (i) is terminated by the Company for cause (as defined in the Eligible Participant’s applicable severance plan); (ii) resigns from the Company prior to the end of the applicable Retention Period, except for good reason (as defined in the Eligible Participant’s applicable severance plan) if the Eligible Participant is a Vice President or above; or (iii) elects to exercise the repriced options prior to the end of the applicable Retention Period.
The Board approved the Repricing in good faith and after extensive discussion, careful consideration of various alternatives and a review of other applicable factors with the advice of the Company’s independent compensation consultant and outside legal counsel. The Repricing, including the Retention Period, was designed with the objective of retaining and motivating Eligible Participants, including the Company’s executive officers, to continue to work in the best interest of the Company and its stockholders through a critical stage for the Company without incurring stock dilution from additional equity grants or further cash expenditure from additional cash compensation. As of the date of approval of the Repricing, all options were “underwater” across the current employee population, with exercise prices per share above the the-current market price per share of the Company’s common stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: April 17, 2026	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer